                                                                   Exhibit 10.6

                                     VASTERA
                             1996 Stock Option Plan

                                  1. PURPOSE.

         The purpose of this Stock Option Plan (the "Plan") is to secure for Vastera (the "Company") and its stockholders the benefits arising from Capital stock ownership by key employees, officers, and consultants of the Company who are expected to contribute to the Company's future growth and success. Notwithstanding anything to the contrary contained herein, stock options may be granted only to employees (including officers and directors who are employees) and consultants of the Company. Non-employee members of the Company' Board of Directors are ineligible to receive an award of options under the Plan. Except where the context otherwise requires, the term "Company" shall include the parent and all subsidiaries of the Company as defined in Section 424(e) and 424(f) of the Internal revenue Code of 1986, as amended (the "Code").

                     2. TYPE OF OPTIONS AND ADMINISTRATION.

         (a) TYPES OF OPTIONS. Options granted pursuant to the Plan may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options, which are not intended to meet the requirements of
              Section 422 of the Code.

         (b) ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors. The Committee hall consist of not less than two (2) members. The Committee shall, in its sole discretion, grant options of purchase shares of the Company's common stock (the "Common Stock") as provided in the Plan. The Board of Directors shall have authority, subject to the express provisions of the Plan: (I) to amend the Plan and (II) to prescribe, amend and rescind rules and regulations relating to the Plan. The Committee shall have authority, subject the express provisions of the Plan: (I) to amend and construe the respective option agreements executed pursuant to the Plan, including the authority to amend such option agreements executed pursuant of the Plan, including the authority to amend such option agreement executed prior to the adoption of the Plan; (II) to establish and determine all of the terms and provisions of the respective option agreements, which need not be identical; and (III) to make any other determination in the judgement of the Committee necessary or desirable for the administration of he Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extant it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No member of the Committee or Director of the company shall be liable for any action or determination made in good faith.

                                3. ELIGIBILITY.

         Options shall be granted only to persons who are, at the time of grant, employees (including officers and directors who are employees) or consultants of the Company. A person who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Committee shall so determine.

                           4. STOCK SUBJECT TO PLAN.

         Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued under the Plan is 400,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

                         5. FORMS OF OPTION AGREEMENTS.

         Each option granted under the Plan shall be evidenced by an option agreement in such form not consistent with the Plan as shall be specified by the Committee. Each option agreement shall state whether the options granted thereby are intended to be Incentive Stock Options (to the maximum extent possible) or non-statutory options.

                               6. PURCHASE PRICE.

         (a) GENERAL. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Committee, provided, however, that in the case of an Incentive Stock Option, the purchase price shall not be less than 100% of the "fair market value" in the case of options described in paragraph (b) of
              Section 11. For purposes of this section 6 the "fair market value" of the stock shall be either: (A) as determined by the committee, or (B) in the event the Company's Common Stock is publicly traded, the price of the Common Stock on the date of grant of such option at the close of business of the principal stock exchange or market upon which the Company's stock is listed.

         (b) PAYMENT OF PURCHASE PRICE. Options granted under the Plan may provide for the payment of the purchase price by any method that the Committee may authorize.

                               7. OPTION PERIOD.

         Each option an all rights thereunder shall expire on such a date that the Committee shall determine, but, in the case of Incentive Stock Options, in no event after the expiration of ten (10) years from the day on which the option is granted (or five (5) years in the case of options described in paragraph (b) of Section 11) and, in the case of non-statutory options, in no event after the expiration of ten (10) years and one day from the day on which the option is granted, and in either case, shall be subject to earlier termination as provided in the relevant option agreement.

                            8. EXERCISE OF OPTIONS.

         Each option granted under the Plan shall be exercisable either in full or in installments at one such time or times, during such period and subject to such conditions as shall be determined by the committee and set forth in the agreement evidencing such option, subject to the provisions of Section 7 above.

                    9. NONTRANSFERABILITY OF STOCK OPTIONS.

         No Incentive Stock Option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of the optionee, an Incentive Stock Option shall be exercisable only by such person. A no-statutory stock option may be assigned or transferred in whole or in part only if so provided in the relevant agreement or if permitted by the Committee.

        10. EFFECT OF TERMINATION OF EMPLOYMENT OR CONSULTING SERVICES.

         No option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, in the case of an optionee who is an employee of the Company, employed by the Company, or in the case of an optionee who is a consultant to the Company, rendering services to the Company, except that if an to the extent the option agreement so provides.

         (a) an Incentive Stock Option may be exercised within the period ending on the earlier of the tenth anniversary of the date of grant or three (3) months after the optionee ceases to be employed by or in the service of the Company (or within such lesser period as may be specified in the applicable option agreement);

         (b) if the optionee dies while employed by or in the service of the Company, the option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one (1) year after the date the optionee ceases to be employed by or in the service of the Company, the option may be exercised within the period of one (1) year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

         (c) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while employed by or in the service of the Company, the option may be exercised within the period of one (1) calendar year after the date the optionee ceases to be employed by or in the service of the Company because of such disability (or within such lesser period as may be specified in the applicable option agreement); provided, however, that in no event may any option be exercised after the expiration date of the option.

                          11. INCENTIVE STOCK OPTIONS.

         (a) Dollar Limitation. Incentive Stock Option granted to any employee under the Plan (and any other incentive stock option plans of the Company) shall not, in the aggregate, become exercisable for the first time in any one (1) calendar year for shares of Common Stock with an aggregate fair market value (determined as one of the respective date or dates of grant) of more than $100,000. In the event Section 422 (d) of the Code is amended to alter the limitation set forth in this paragraph (a), the limitation of this paragraph (a) shall be automatically adjusted accordingly.

         (b) 10% SHAREHOLDER. If any employee to whom an Incentive Stock Option is to be granted under the Plan is , at the time of the grant such an option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of section

              424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

              1. The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one (1) share of Common Stock at the time of grant; and

              2. The option exercise period shall not exceed five (5) years from the date of grant.

                           12. ADDITIONAL PROVISIONS.

         (a) ADDITIONAL OPTION PROVISIONS. The Committee may, in its sole discretion include additional provisions in any option granted under the Plan, including, without limitation, restrictions on transfer, repurchase rights, reload options, commitments to pay cash bonuses, make or arrange for loans or transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Committee; PROVIDED THAT such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option within the meaning of Section 422 of the Code.

         (b) ACCELERATION AND WAIVER. The Committee may, in its sole discretion accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or waive any conditions with respect to any option.

                           13. GENERAL RESTRICTIONS.

         (a) INVESTMENT RESTRICTIONS. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

         (b) COMPLIANCE WITH SECURITIES LAWS. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or the approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualifications.

                          14. RIGHTS AS A SHAREHOLDER.

         The holder of an option shall have no rights as a stockholder with respect to any sharescovered by the option until the date if issue of stock certificate to him or her for such shares. No adjustments shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

                                15. ADJUSTMENTS.

         (a) GENERAL. If, as a result of a merger, consolidation, sale of all or substantially all of the assets of the Company, reorganizations, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution or adjustment with respect to the outstanding shares of Common Stock or other securities, the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities, or additional shares or new or different shares or other securities, an appropriate and proportionate adjustment may be made in (I) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable.

         (b)  COMMITTEE AUTHORITY TO MAKE ADJUSTMENTS. Adjustments under this
              Section 15 will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

                              16. REORGANIZATION.

         (a) GENERAL. In the event of a consolidation or merger in which the Company is not surviving corporation, or which results in the acquisition of substantially all of the Company's outstanding Common Stock by single person, entity or group of persons or entities acting in concert, or in the event of a sale or transfer of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company, then the vesting of each option granted and unexercised under the Plan shall be accelerated to a date prior to the effective date of such event or transaction, and such options may be exercised by the option holder in accordance with the provisions set forth in the Plan.

         (b) SUBSTITUTE OPTIONS. The Committee may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as a result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. Substitute options may be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

                             17. CHANGE IN CONTROL.

         Notwithstanding any other provision of the "Plan", in the event of a "Change in Control of the Company" (as defined below), any restrictions on exercising outstanding options issued pursuant to the Plan prior to any given date shall terminate with respect to the number of whole shares constituting 50% of the shares subject to any such restriction, unless otherwise provided in a particular stock option agreement. For purposes of the Plan, a "Change in Control of the Company" shall occur or be deemed to have occurred only if:

         (a) any "person", as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the

              Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

         (b) during any period of two consecutive years ending during the term of the Plan (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new Director (other than the Director designated by a person who has entered into an agreement with the Company to effect any transaction described in clause (a), (c), or (d) of this Section 17) whose election by the Board of Directors nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who were either Directors at the beginning of the period or whose election or whose nomination for election was previously so approved (collectively, the "Disinterested Directors"), cease for any reason to constitute a majority of the Board of Directors.

         (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such a merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as herein defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

         (d) the stockholders of the Company approve a plan of complete liquidation of the Company or the sale of all or substantially all of the Company's assets which, in either case, has not previously been approved by a majority of the Disinterested Directors.

                       18. NO SPECIAL EMPLOYMENT RIGHTS.

         Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by or service to the Company or interfere in any way with the right of the Company at any time to terminate employment or service or to increase or decrease the compensation of the optionee.

                           19. AMENDMENT OF THE PLAN.

         The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect. The termination or any modification or amendment of the Plan shall not, without consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Committee may amend outstanding option agreements in a manner not inconsistent with the Plan.

                                20. WITHHOLDING.

         The Company shall have the right to deduct from payments of any kind otherwise due to the optionee and federal, state or local taxes of any kind required by law to be withheld with respects to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which such approval may be withheld by the Company in its sole discretion, such obligations may be satisfied, in whole or in part (I), by withholding shares of Common Stock otherwise issuable pursuant to the exercise of an option, (ii) by delivering to the Company shares of Common Stock already owned by the optionee or, (iii) by such other means as the Company may require or approve. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. For purposes of this Section 20, the "fair market value" of the stock issued upon the exercise of an option shall be either: (A) as determined by the Committee or, (B) in the event the Company's Common Stock is publicly traded, the price of the Common Stock on the date of exercise of such option at the close of business of the principal stock exchange or market upon which the Company's stock is listed.

                   21. CANCELLATION AND NEW GRANT OF OPTIONS.

         The Committee shall have the authority to effect, at any time an from time to time, with the consent of the affected optionees to the extent required, the cancellation of any or all outstanding options under the Plan and the grant substitution therefore of new options under the Plan covering the same or different numbers of shares of common Stock, having an option purchase price per share that may be lower or higher than the purchase price per share of the canceled options and having such other terms as the committee may approve.

                  22. EFFECTIVE DATE AND DURATION OF THE PLAN.

         (a) EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the company's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of he Plan, any Incentive Stock Options previously granted under the Plan shall terminate and no further Incentive Stock Options shall be granted. Amendments to the Plan shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval under Section 422 of the Code shall, to the extent determined by the Board of Directors, become effective when adopted by the Board of Directors, but no Incentive Stock Option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve (12) months of the Board of Director's adoption such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

         (b) TERMINATION. The Plan shall terminate upon the earlier of (I) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (I) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

Adopted by the Board of Directors
on July 26, 1996.

                                 AMENDMENT NO.1
                                       TO
                      EXPORT SOFTWARE INTERNATIONAL, INC.
                             1996 STOCK OPTION PLAN


         WHEREAS, the Board of Directors of Export Software International, Inc., (the "Company") has determined that it is in the best interests of the Company to amend the 1996 Stock Option Plan to increase the number of shares of Common Stock available for award under the Plan to 1,250,000.

NOW THEREFORE, the 1996 Stock Option Plan of the Company is hereby amended as follows:

         4. STOCK SUBJECT TO PLAN. The first paragraph shall be deleted in its entirety and the following first paragraph shall be inserted in lieu thereof:

         "Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued under the plan is 1,250,000. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such options shall be available for subsequent option grants under the Plan."

This Amendment No.1 to 1996 Stock Option Plan was adopted and approved by way of Unanimous Written Consent of the Board of Directors on May 13, 1997.

                                  VASTERA, INC.
                               AMENDMENT NO. 2 TO
                             1996 STOCK OPTION PLAN


         THIS AMENDMENT NO. 2 TO 1996 STOCK OPTION PLAN ("AMENDMENT NO. 2") is made and effective this 10th day of August, 1998 by the Board of Directors of Vastera, Inc. (the "COMPANY").

         WHEREAS, the Board of Directors previously adopted the Company's 1996 Stock Option Plan (the "PLAN") on July 26, 1996 and subsequently amended the Plan on May 13, 1997;

         WHEREAS, as presently written 1,250,000 shares of Common Stock are available for grant under the Plan (the "AUTHORIZED PLAN SHARES"); and

         WHEREAS, immediately prior to the date hereof, the Board of Directors granted options to purchase shares of Common Stock in excess of Authorized Plan Shares;

         WHEREAS, the Board of Directors deems it advisable and in the best interests of the Company to ratify such options granted in excess of Authorized Plan Shares and increase the aggregate number of shares of Common Stock available for award under the Plan to 2,000,000 shares; and

         WHEREAS, the Board of Directors deems it advisable and in the best interests of the Company to delete Section 16(a) of the Plan.

         NOW THEREFORE, BE IT RESOLVED, the Plan is amended as follows:

         1. 4. STOCK SUBJECT TO PLAN. The first paragraph shall be deleted in its entirety and the following first paragraph shall be inserted in lieu thereof:

         "Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued under the plan is 2,000,000. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such options shall be available for subsequent option grants under the Plan."

         2. Section 16: REORGANIZATION of the Plan is hereby amended by deleting Section 16 in its entirety and inserting the following Section 16 in lieu thereof:

         "16. REORGANIZATION. The Committee may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. Substitute options may be granted on such terms and conditions as the Committee considers appropriate in the circumstances."

                                  VASTERA, INC.
                               AMENDMENT NO. 3 TO
                             1996 STOCK OPTION PLAN


         THIS AMENDMENT NO. 3 TO 1996 STOCK OPTION PLAN ("AMENDMENT NO. 3") is made and effective this 12th day of May, 1999 by the Board of Directors of Vastera, Inc. (the "COMPANY").

         WHEREAS, the Board of Directors previously adopted the Company's 1996 Stock Option Plan (the "PLAN") on July 26, 1996 and subsequently amended the Plan on May 13, 1997 and August 10, 1998;

         WHEREAS, as presently in effect, 2,000,000 shares of Common Stock are available for grant under the Plan (the "AUTHORIZED PLAN SHARES"); and

         WHEREAS, the Board of Directors deems it advisable and in the best interests of the Company to ratify such options granted in excess of Authorized Plan Shares and increase the aggregate number of shares of Common Stock available for award under the Plan to 2,750,000 shares.

         NOW THEREFORE, BE IT RESOLVED, the Plan is amended as follows:

         1. 4. STOCK SUBJECT TO PLAN. The first paragraph shall be deleted in its entirety and the following first paragraph shall be inserted in lieu thereof:

"Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued under the plan is 2,750,000. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such options shall be available for subsequent option grants under the Plan."

         This Amendment No. 3 to this 1996 Stock Option Plan was approved by the Shareholders of the Company on May ____, 1999.

                                  VASTERA, INC.
                               AMENDMENT NO. 4 TO
                             1996 STOCK OPTION PLAN

         THIS AMENDMENT NO. 4 TO THE 1996 STOCK OPTION PLAN ("Amendment No. 4) is made and effective this ___ day of November, 1999 by the Board of Directors of Vastera, Inc. (the "Company").

         WHEREAS, the Board of Directors previously adopted the Company's 1996 Stock Option Plan (the "Plan") on July 26, 1996 and subsequently amended the Plan on May 13, 1997, August 10, 1998 and May 12, 1999;

         WHEREAS, presently in effect, 2,750,000 shares of Common Stock are available for grant under the Plan (the "Authorized Plan Shares"); and

         WHEREAS, the Board of Directors deems it advisable and in the best interest of the Company to increase the aggregate number of shares of Common Stock available for award under the Plan from 2,750,000 shares to 4,000,000 shares.

         NOW, THEREFORE, BE IT RESOLVED, that the Plan is amended as follows:

         1.   Section 4 shall be deleted in its entirety and the following
Section 4 shall be inserted in lieu thereof:

         "4.  STOCK SUBJECT TO PLAN.

         Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued under the Plan is 4,000,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such options shall be available for subsequent option grants under the Plan."

         This Amendment No. 4 to this 1996 Stock Option Plan was approved the Stockholders of the Company on November ____, 1999.

                                  VASTERA, INC.
                               AMENDMENT NO. 5 TO
                             1996 STOCK OPTION PLAN

         THIS AMENDMENT NO. 5 TO THE 1996 STOCK OPTION PLAN ("Amendment No. 5") is made and effective this 4th day of April, 2000 by the Board of Directors of Vastera, Inc. (the "Company").

         WHEREAS, the Board of Directors previously adopted the Company's 1996 Stock Option Plan (the "Plan") on July 26, 1996 and subsequently amended the Plan on May 13, 1997, August 10, 1998, May 12, 1999 and November ___, 1999;

         WHEREAS, presently in effect, 4,000,000 shares of Common Stock are available for grant under the Plan (the "Authorized Plan Shares"); and

         WHEREAS, the Board of Directors deems it advisable and in the best interest of the Company to increase the aggregate number of shares of Common Stock available for award under the Plan from 4,000,000 shares to 4,500,000 shares.

         NOW, THEREFORE, BE IT RESOLVED, that the Plan is amended as follows:

         1.   Section 4 shall be deleted in its entirety and the following
Section 4 shall be inserted in lieu thereof:

         "4.  STOCK SUBJECT TO PLAN.

         Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued under the Plan is 4,500,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such options shall be available for subsequent option grants under the Plan."

         This Amendment No. 5 to this 1996 Stock Option Plan was approved the Stockholders of the Company on April __, 2000.